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                                                                   EXHIBIT (10)r


                                SECOND AMENDMENT
                                       OF
                                 SUPERVALU INC.
                            NONQUALIFIED SUPPLEMENTAL
                            EXECUTIVE RETIREMENT PLAN


         Effective February 26, 1989, SUPERVALU INC., a Delaware corporation, established an unfunded nonqualified deferred compensation plan for certain executive employees in accordance with the terms of the Plan Statement entitled SUPERVALU INC. NONQUALIFIED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN, as amended by a First Amendment. SUPERVALU INC. has reserved to itself the power to amend said Plan Statement and it now desires to amend the Plan Statement in the following respects:

1. TIER 2 OFFSET. EFFECTIVE AS OF THE DATE THIS AMENDMENT IS ADOPTED, FOR PARTICIPANTS WHO PERFORM ONE OR MORE HOURS OF SERVICE AFTER THAT DATE,
         SECTION 1.2.1(b)(ii) OF THE PLAN STATEMENT IS AMENDED TO READ IN FULL AS FOLLOWS:

         (ii)     OFFSET. A dollar amount, equal to the sum of the following:

                  (A) the value of the Participant's Accrued Benefit under the SUPERVALU INC. RETIREMENT PLAN as of such date; and

                  (B) the value of any matching contributions made to an account established for the Participant under the SUPERVALU PRE-TAX SAVINGS AND PROFIT SHARING PLAN as of such date; and

                  (C) the value of any matching contributions credited to the Participant under any nonqualified deferred compensation plan sponsored by SUPERVALU INC. as of such date; and

                  (D) one-half of the Approximate Social Security Benefit available to such Participant as of such date; and

                  (E) a dollar amount as specified by the Board of Directors of SUPERVALU INC. (or any duly authorized committee of the Board of Directors of SUPERVALU INC.).

                  These offsets shall be expressed as a benefit payable monthly to the Participant in the Single Life Annuity form beginning on the first day of the month following the Participant's Normal Retirement Date and, if necessary, shall be converted to such form using the mortality and interest assumptions in effect under the SUPERVALU INC. RETIREMENT PLAN as of such date.

2. SAVINGS CLAUSE. SAVE AND EXCEPT AS HEREIN EXPRESSLY AMENDED THE PLAN STATEMENT SHALL CONTINUE IN FULL FORCE AND EFFECT.